UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2004

VCG HOLDING CORP.

(Exact name of registrant as specified in its charter)

Colorado	000-50291	84-1157022
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

390 Union Blvd, Suite 540, Lakewood, CO 80228

(Address of principal executive offices, including zip code)

(303) 934-2424

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 2. Acquisitions of Assets.

The following event occurred on July 21, 2004:

VCG Holding Corp. (the “Company”) upon completion of due diligence, final approval of the transaction by all of the independent board of directors on July 22, 2004, and approval a liquor license transfer by the City of Glendale, Colorado on July 21, 2004, the Company has acquired the controlling interest in an adult entertainment nightclub known as Penthouse Denver located at 4451 E. Virginia Avenue, Glendale, Colorado (“Penthouse Denver”).

The Company purchased all of the one percent (1%) general partnership interest from WCC Acquisitions, Inc. (a related party) for 200,000 shares of restricted common stock ($600,000) from the Company and a eighty-nine and half percent (89.5%) limited partnership interest from Lowrie Management LLLP. (a related party) for $4,000,000 to be paid per the terms of a promissory note and security agreement executed on July 21, 2004, date of approval of the transfer of the liquor license to the Company, a copy of which is attached along with the Limited Partnership Purchase Agreement hereto as Exhibits 10.18 and 10.19. The purchase was effective on June 30, 2004. Micheal Ocello, the President and a director of the Company is a five percent minority owner of the limited partnership and chose not to sell his interest to the Company. The independent board discussed the other owners of the limited partnership and determined that Mr. Ocello’s minority ownership would not be a conflict.

This acquisition will allow the Company to increase its benefit from the use of its agreement with Penthouse for the use of its name and brand. Consideration for the purchase was determined through arm’s-length value determined by an outside independent CPA from the Company, Lowrie Management LLLP, and WCC Acquisitions, Inc. The acquisition fits with in the Company’s third party model for purchases.

Coming with the third quarter 2004 financial statements, the Company will be able to consolidate the financial statements of Glendale Restaurant Concepts LP for the 2003 and 2004 fiscal periods as it is considered an acquisition of entities under common control and is therefore accounted for similar to a pooling of interests. (see pro forma information)

Item 7. Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The financial statements for Glendale Restaurant Concepts LP for the six months and years ended June 30, 2004, December 31, 2003 and 2002. have been attached.

(b) Pro forma financial information.

The pro forma financial information will be filed by amendment after the Company’s second quarter 10QSB is filed.

(c) Exhibits.

10.18	Limited Partnership Purchase Agreement, executed effective June 30, 2004, by and among VCG Holding Corp., WCC Acquisitions, Inc. and Lowrie Management LLLP.

10.19	Promissory Note and Security Agreement dated July 21, 2004 with Lowrie Management LLLP.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2004	VCG HOLDING CORP.

	By:	/s/ Donald W. Prosser
Donald W. Prosser, Director and Chief Financial and Accounting Officer

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EXHIBIT INDEX

10.18	Limited Partnership Purchase Agreement, executed effective June 30, 2004, by and among VCG Holding Corp., WCC Acquisitions, Inc. and Lowrie Management LLLP.

10.19	Promissory Note and Security Agreement dated July 21, 2004 with Lowrie Management LLLP.

4

Glendale Restaurant Concepts, LP

Financial Statements

For the six months and years ended June 30, 2004, December 31, 2003 and 2002 with

Independent Auditor’s Report

TABLE O F CONTENTS

INDEPENDENT AUDITOR’S REPORT

Partners

Glendale Restaurant Concepts, LP

Denver, Colorado

I have audited the accompanying balance sheets of Glendale Restaurant Concepts, LP as of June 30, 2004, December 31, 2003 and 2002, and the related statements of income, partners’ equity and cash flows for the six months and years then ended. These financial statements are the responsibility of the Company’s management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Glendale Restaurant Concepts, LP as of June 30, 2004, December 31, 2003 and 2002, and the results of its operations and its cash flows for the six months and years then ended in conformity with accounting principles generally accepted in the United States of America.

Ronald R. Chadwick PC, CPA
2851 S. Parker Road, Suite 720
Aurora, Colorado 80014

July 12, 2004

Aurora, Colorado

Glendale Restaurant Concepts, LP

Balance Sheets

	June 30,	December 31,
	2004	2003	2002
Assets

Current Assets
Cash & cash equivalents	$65,219	$36,567	$28,503
Other receivables	9,333	53,547	23,796
Inventories	66,528	42,685	57,314

Total Current Assets	141,080	132,799	109,613

Equipment and Leasehold Improvements
Equipment	391,617	193,214	103,230
Furniture & fixtures	266,997	260,074	115,928
Signs	20,727	12,365	36,739
Leasehold improvements	821,402	453,974	436,154
Less accumulated depreciation and amortization	(492,266)	(411,420)	(350,585)

Net equipment and leasehold improvements	1,008,477	508,206	341,466

Other Assets
Goodwill	762,920	762,920	762,920
Less accumculated amortization	(152,583)	(152,583)	(152,583)

Total Other Assets	610,337	610,337	610,337

Total Assets	$1,759,894	$1,251,343	$1,061,416

Liabilities and Partners’ Equity

Current Liabilities
Accounts payable - trade	$71,910	$22,182	$48,744
Accrued expenses	44,775	59,795	38,446
Current portion of capitalized lease	27,372	—	—
Current portion of long-term debt	—	—	—
Due to related party	200,000	100,000	—

Total current liabilities	344,057	181,977	87,190

Long-term Debt
Capitalized lease	52,306	—	—
Long-term debt	—	—	—

Total long-term debt	52,306	—	—

Partners’ Equity	1,363,531	1,069,366	974,226

Total Liabilities and Partners’ Equity	$1,759,894	$1,251,343	$1,061,416

See notes to financial statements

Glendale Restaurant Concepts, LP

Statements of Income

For the six months and years ended,

	June 30,	December 31,
	2004	2003	2002
Revenues
Sales of Alcoholic beverages	$918,953	$1,547,272	$1,772,458
Sales of food and merchandise	81,150	46,631	49,459
Service revenue	513,726	611,707	699,412
Other	145,651	243,711	238,884

Total Revenue	1,659,480	2,449,321	2,760,213

Operating Expenses
Cost of goods sold	312,171	446,368	457,921
Salaries and wages	308,581	507,369	561,231
Management fee	10,800	35,216	49,654
Other general and administrative
Taxes and permits	37,263	66,837	57,624
Charge card and bank fees	24,472	37,555	41,458
Rent	82,200	120,400	175,104
Legal and professional	29,509	74,974	54,250
Advertising and marketing	141,050	132,242	100,443
Royalities	78,459	—	—
Other	259,964	429,646	347,844
Depreciation and amortization	80,846	86,874	137,902

Total Operating Expenses	1,365,315	1,937,481	1,983,431

Income (loss) from operations	294,165	511,840	776,782

Other income (expenses)
Interest expense	—	—	—
Interest income	—	—	—
Gain (loss) on sale/dispostion of assets	—	(10,700)	—
Other	—	—	—

Total Other Income (Expenses)	—	(10,700)	—

Net income (loss)	$294,165	$501,140	$776,782

See notes to financial statements

Glendale Restaurant Concepts, LP

Statement of Partners’ Equity

For the six months and years ended June 30, 2004, December 31, 2003 and 2002

Balance, December 31, 2001	1,088,444

Distribution	(891,000)

Net income	776,782

Balance, December 31, 2002	974,226

Capital contribution	—

Distribution	(406,000)

Net income	501,140

Balance, December 31, 2003	1,069,366

Distribution	—

Net income	294,165

Balance, June 30, 2004	$1,363,532

See notes to financial statements

Glendale Restaurant Concepts, LP

Statements of Cash Flows

For the six months and years ended,

	June 30,	December 31,
	2004	2003	2002
Net income (loss)	$294,165	$501,140	$776,782
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	80,846	86,874	137,902
(Increase) decrease in other receivables	44,214	(29,751)	(16,144)
(Increase) decrease in inventory	(23,843)	14,629	(31,828)
(Gain) loss on disposition of equipment	—	10,700	—
Increase (decrease) in trade accounts payable	49,728	(26,564)	39,253
Increase (decrease) in due to related party	100,000	100,000	—
Increase (decrease) in accrued expenses	(15,020)	21,349	(13,319)

Net cash provided by operating activities	530,090	678,377	892,646

Investing Activities
Purchases of equipment and leasehold improvements	(581,116)	(264,313)	(58,476)
Purchase of goodwill	—	—	—
Proceeds from disposition of equipment	—	—	—

Net cash used by investing activities	(581,116)	(264,313)	(58,476)

Financing Activities
Issuance of capital lease	95,014	—	—
Payments on capital lease	(15,336)	—	—
Distribution	—	(406,000)	(891,000)

Net cash provided by financing activities	79,678	(406,000)	(891,000)

Net increase (decrease) in cash	28,652	8,064	(56,830)

Cash beginning of year	36,567	28,503	85,333

Cash end of year	$65,219	$36,567	$28,503

See notes to financial statements

Glendale Restaurant Concepts, LP

Notes to Financial Statements

June 30, 2004, December 31, 2003 and 2002

1)	Organization

The Company formed as a Colorado Limited Partnership in January 1999. The Company is in the business of owning and operating a nightclub which provides premium quality live adult entertainment, restaurant and beverage services in an up-scale environment to affluent patrons. The Company operates the nightclub in a suburb of Denver, Colorado.

The Company has selected December 31 as its year end.

2)	Summary of Accounting Policies

Use of Estimates in the Preparation of Financial Statements

Preparation of the Company’s financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

Inventories

Inventories, consisting principally of liquor and food products, are stated at the lower of cost or market (first-in, first-out method).

Property and Equipment

Property and equipment are stated at cost. Cost of property renovations or improvements are capitalized; costs of property maintenance and repairs are charged against operations as incurred. Depreciation and amortization is computed using the straight-line method over the estimated useful lives of the individual assets, as follows:

Leasehold improvements	2-5 years
Equipment	5-7 years

Glendale Restaurant Concepts, LP

Notes to Financial Statements (Continued)

June 30, 2004, December 31, 2003, and 2002

2)	Summary of Accounting Policies (Continued)

Revenue Recognition

The Company recognizes all revenues at point-of-sale upon receipt of cash, check or charge card sale. This includes VIP Room Memberships, since the memberships are non-refundable and the Company has no material obligation for future performance.

Income Taxes

No income tax provision has been included in the financial statement since income or loss of the Partnership is required to be reported by the respective partners on their individual tax returns.

Advertising and Marketing

The advertising and marketing costs are expenses as incurred.

Goodwill

The Company adopted the Statement of Financial Accounting Standards (“SFAS”) No. 142 “Goodwill and other Intangible Assets” on January 1, 2002. Under the guidance of Statement 142, goodwill is no longer subject to amortization over its estimated useful life. Rather, goodwill will be subject to at least an annual assessment for impairment by applying a fair value base test. The adoption of this statement did not have a material effect on the financial position or results of operations of the Company, as no adjustments were needed at June 30, 2004, December 31, 2003 and 2002.

2)	Obligation under Capital Lease

The Company has a capital lease obligation and as of June 30, 2004 the information is summarized as follows:

Equipment	$95,014
Less accumulated depreciation	(6,787)

$88,227

Glendale Restaurant Concepts, LP

Notes to Financial Statements (Continued)

June 30, 2004, December 31, 2003, and 2002

2)	Obligation under Capital Lease (Continued)

The capital lease requires a monthly payment of $3,095.56 including effective interest of 15.491% per annum through December 2006.

Future minimum lease payments under capital leases at December 31 are as follows:

Years Ending December 31:
2004	$40,242
2005	37,146
2006	40,242

117,631
Less: amount representing interest	22,617

Present value of future minimum lease payment	95,014
Less: current maturities	28,529

Long-term capital lease obligation	$66,485

4)	Leasehold improvements

The following is disclosure required under FSAB 142 by year:

• June 30, 2004
a). Amount of expenditure during year.	$367,429
b). Weighted average amortization period.	20.0 years
c). Gross carrying amount at end of year and accumulated amortization.
Total Leasehold Improvements	$788,043
Accumulated Amortization	(271,130)

Net Leasehold Improvements	$516,913

d). Amortization expense for period.	$30,265

e). Estimated amortization next five years:

2004	$60,530
2005	50,925
2006	50,482
2007	50,482
2008	50,482

$262,901

Glendale Restaurant Concepts, LP

Notes to Financial Statements (Continued)

June 30, 2004, December 31, 2003, and 2002

• December 2003
a). Amount of expenditure during year.	$8,866
b). Weighted average amortization period.	8.8 years
c). Gross carrying amount at end of year and accumulated amortization.
Total Leasehold Improvements	$420,614
Accumulated Amortization	(240,865)

Net Leasehold Improvements	$179,549

d). Amortization expense for year.	$41,549

• December 2002
a). Amount of expenditure during year.	$14,692
b). Weighted average amortization period.	3.5 years
c). Gross carrying amount at end of year and accumulated amortization.
Total Leasehold Improvements	$411,748
Accumulated Amortization	(199,316)

Net Leasehold Improvements	$212,432

d). Amortization expense for year.	$80,498

5)	Related Party Transaction

The Company rents its facility from Lowrie Management LLLP, one of the partners. The following are the amounts of rent paid to Lowrie Management LLLP each year:

Year ended
December 31, 2004	$144,000
December 31, 2003	$103,633
December 31, 2002	$157,704

6)	Commitments

The Company has several operating leases for parking and a lease on the facility (note 5). The future minimum lease commitment as of December 31, 2003 for these leases is as follows:

Year ended	Parking	Facility	Total
December 31, 2004	$21,039	$144,000	$165,039
December 31, 2005	$21,420	$144,000	$165,420
December 31, 2006	$21,813	$144,000	$165,813
December 31, 2007	$3,378	$144,000	$147,378
December 31, 2008	$—	$144,000	$144,000